Third Quarter 2020 Earnings conference call August 7, 2020

Forward-Looking Statements The statements in this presentation by RGC Resources, Inc. (the "company") that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") and MVP Southgate milestones, potential of MVP to provide additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the company’s website at www.rgcresources.com. Additionally, the COVID-19 pandemic creates significant economic uncertainty for the remainder of fiscal 2020 and potentially beyond. The statements made in this presentation are based on information available to the company as of the date on the cover of this presentation and the company undertakes no obligation to update any of the forward-looking statements after the date of this presentation. 1

Agenda Key Operational and Financial Highlights 2020 Outlook Questions 2

Customer Growth  Over 62,100 total customers  410 customers added YTD 2020 3

Q3 Gas Volumes Volumes Delivered (DTH) 1,400 Q3 2019 Q3 2020 1,200 1,000 800 Thousands 600 400 200 - Residential Commercial Industrial 2020 vs 2019 Total Volumes 54% Residential Volumes 50% Commercial and Industrial Volumes 55% 4

YTD Gas Volumes Volumes Delivered (DTH) 4,000 YTD 2019 YTD 2020 3,500 3,000 2,500 2,000 Thousands 1,500 1,000 500 - Residential Commercial Industrial 2020 vs 2019 Total Volumes 3% Residential Volumes (7)% Commercial and Industrial Volumes 10% 5

Roanoke Gas YTD CapEx $18.5 $16.5 Millions $14.5 Other $12.5 Capital $4.1 $10.5 SAVE $8.5 2019 2020 Rider $7.0 $6.5 Customer $4.5 Growth & $2.5 System Expansion $0.5 $5.9 Total Capital Expenditures $0.4 million or 2% increase 6

Earnings Per Share Nine months ended June 30: 2020 2019 Basic: $1.34 $1.03 Diluted: $1.34 $1.02 7

Consolidated Financial Results 8

2020 Outlook Roanoke Gas Fiscal 2020 Capital Forecast Capital 20% 40% 40% MVP SAVE Infrastructure Rider $ 9.1 Pandemic Customer Growth & System Expansion 8.9 Utility Maintenance and LNG Upgrades 4.4 Total $22.4 9